UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐ Preliminary Information Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14c-6(d)(2))

☒ Definitive Information Statement

KEYSTAR CORP.

(Name of Registrant as Specified in Its Charter)

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KEYSTAR CORP.

78 SW 7th Street, Suite 500

Miami, FL 33130

(866) 783-9435

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS

IN LIEU OF A SPECIAL MEETING

Dear Stockholders:

This Notice and the accompanying Information Statement is being furnished on or about March 18, 2024, by the Board of Directors (the “Board”) of KeyStar Corp., a Nevada corporation (the “Company”), to the holders of common stock, par value $0.0001 per share, Series B Convertible Preferred Stock, par value $0.0001 per share and Series C Convertible Preferred Stock, par value $0.0001 per share, of the Company as of the close of business on March 15, 2024, for informational purposes only pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Notice and the accompanying Information Statement is to inform the Company’s stockholders of certain actions taken by written consent of the holders of a majority of the Company’s outstanding voting stock, dated as of March 15, 2024, in lieu of a special meeting of stockholders (the “Written Consent”), and which will be effective 20 calendar days from the date of mailing this Notice and the accompanying Information Statement to you. The Written Consent authorizes the following corporate action (the “Corporate Action”):

●	Approval of the KeyStar Corp. 2023 Stock Plan approved by the Board on April 10, 2023.

The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding a special meeting or of soliciting proxies or consents from additional stockholders in connection with the Corporate Action.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN. THIS NOTICE AND ACCOMPANYING INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The Corporate Action cannot become effective until 20 days after the date this Notice and the accompanying Information Statement is mailed to the Company’s stockholders. Therefore, we anticipate that the Corporate Action will become effective on or before April 9, 2024. This Notice and the accompanying Information Statement are being furnished only to inform our stockholders of the Corporate Action in accordance with the Nevada Revised Statutes, our Bylaws and Rule 14c-2 of the Exchange Act.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Bruce A. Cassidy
Bruce A. Cassidy
Chairman and Chief Executive Officer

Dated: March 18, 2024

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

March 18, 2024

KEYSTAR CORP.

78 SW 7th Street, Suite 500

Miami, FL 33130

(866) 783-9435

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT HAS BEEN APPROVED BY A MAJORITY OF THE VOTING POWER OF OUR COMMON AND PREFERRED STOCK.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished on or about March 18, 2024, by the Board of Directors (the “Board”) of KeyStar Corp., a Nevada corporation (the “Company,” “we,” “us,” and “our”), to the holders of our common stock, par value $0.0001 per share (“Common Stock”), Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”) as of the close of business on March 15, 2024 (the “Record Date”), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

On April 10, 2023, the Board deemed it in our best interests to take the following corporate action (the “Corporate Action”) and submit it to our stockholders for approval:

●	Approval of the KeyStar Corp. 2023 Stock Plan (the “2023 Stock Plan”).

We are also providing notice to our stockholders that the Corporate Action was taken by written consent (the “Written Consent”) of the holders of a majority of the Company’s outstanding voting stock (the “Majority Stockholders”), dated as of March 15, 2024, in lieu of a special meeting of stockholders. The purpose of this Information Statement is to inform our stockholders that the Board considers the Corporate Action to be in the best interests of the Company and our stockholders and that such Corporate Action will be effective 20 calendar days after the date of mailing this Information Statement to you pursuant to Rule 14c-2 of the Exchange Act.

The 2023 Stock Plan is attached hereto as Exhibit A.

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QUESTIONS AND ANSWERS

ABOUT

THIS INFORMATION STATEMENT AND THE CORPORATE ACTION

Q.	Why did I receive this Information Statement?

A.	The Exchange Act requires us to provide you with information regarding the Corporate Action, even though your vote is neither required nor requested to approve the Corporate Action.

Q.	Why am I not being asked to vote on the Corporate Action?

A.	The Board unanimously adopted, approved and recommended the approval of the Corporate Action and determined that the Corporate Action is advisable and in the best interests of the Company and our stockholders. The Corporate Action has also been approved by the Written Consent of the Majority Stockholders. Such approval is sufficient under the Nevada Revised Statutes and our Bylaws and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

INFORMATION ON MAJORITY STOCKHOLDERS

Under Section 78.320 of the Nevada Revised Statutes and our Bylaws, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted.

Our Common Stock and Preferred Stock are the only classes of outstanding voting stock of the Company. As of the Record Date, there were:

i.	67,821,632 shares of Common Stock outstanding, with one vote per share;
ii.	11,693 shares of Series B Preferred Stock outstanding, with 100 votes for each share; and
iii.	2,499,998 shares of Series C Preferred Stock outstanding, with one vote for each share.

As of the Record Date, the Common Stock and the Preferred Stock provide for a total of 71,490,930 voting shares. A total of 35,745,466 votes were required to pass any stockholder resolution.

As of the Record Date, the Majority Stockholders together owned 45,430,598 shares of the Company’s voting shares, representing approximately 63.55% of the voting power of the outstanding shares of capital stock of the Company.

All outstanding shares are fully paid and nonassessable. There are no cumulative voting rights. No consideration was paid for the consent. The transfer agent for our Common Stock is Clear Trust LLC, 16540 Pointe Village Dr., Suite 205, Lutz, Florida 33558.

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EFFECTIVE DATE OF THE CORPORATE ACTION

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Action will not be effective until 20 days after the date on which this Information Statement is filed with the SEC and a copy hereof has been mailed to our stockholders. We anticipate that this Information Statement will be mailed to our stockholders on or before March 20, 2024. Therefore, we anticipate that the Corporate Action will be effective on or before April 9, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of shares of our Common Stock by: (i) each of our directors (including director nominees); (ii) each of our named executive officers; (iii) our directors and executive officers as a group; and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock. To our knowledge, none of the shares reported below are pledged as security. As of the Record Date, we had 67,821,632 shares of Common Stock, 11,693 shares of Series B Preferred Stock and 2,499,998 shares of Series C Preferred Stock issued and outstanding.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown.

	Common Stock		Series B Preferred Stock (2)		Series C Preferred Stock (3)
Name of Beneficial Owner (1)	Number of Shares Owned	Percent of Class	Number of Shares Owned	Percent of Class	Number of Shares Owned	Percent of Class
Bruce A. Cassidy (4)	65,278,298	72.13%	11,693	100%	1,666,666	66.67%
John Linss (5)	-	-	-	-	-	-
Mark Thomas (6)	375,000	*	-	-	-	-
Anthony J. Fidaleo (7)	125,000	*	-	-	-	-
All Directors and Officers as a Group (4 persons)	65,778,298	72.28%	11,693	100%	1,666,666	66.67%
5% Holders
ZenSports, Inc.	6,500,000	9.58%	-	-	-	-

*	Indicates beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address of each of the individuals and entity listed below is c/o KeyStar Corp. 78 SW 7th Street, Suite 500 Miami FL, 33130.

(2)	Holders of Series B Preferred Stock vote with the common stockholders on an as-converted basis, with each share of Series B Preferred Stock converting into 100 shares of Common Stock, on all matters submitted to a vote by holders of our Common Stock; but, with respect to the election of directors, however, the majority of the holders of Series B Preferred Stock shall have the power to elect a majority of the then-seated or to-be-seated members of our Board and the Common Stockholders are entitled only to elect a minority of the then-seated or to-be-seated members of our Board.

(3)	Holders of Series C Preferred Stock vote with the Common Stockholders on an as-converted basis, with each share of Series C Preferred Stock converting into one share of Common Stock, on all matters submitted to a vote by holders of our Common Stock, including the election of directors and all other matters as required by law.

(4)	Consists of: (i) 19,028,000 shares of Common Stock held of record by Eagle Investment Group, LLC, of which Mr. Cassidy is the manager; (ii) 1,169,300 shares of Common Stock underlying 11,693 immediately convertible shares of Series B Preferred Stock held of record by Eagle Investment Group, LLC; (iii) 22,066,632 shares of Common Stock held of record by Excel Family Partners, LLLP, of which Mr. Cassidy is an indirect limited partner along with his wife, and he is the indirect general partner as sole manager of a limited liability company that is the general partner of Excel Family Partners; (iv) 1,666,666 shares of Common Stock underlying 1,666,666 immediately convertible shares of Series C Preferred Stock held of record by Excel Family Partners, LLLP; (iv) 8,460,000 shares of Common Stock underlying immediately exercisable warrants held of record by Excel Family Partners, LLLP; (v) 11,387,700 shares of Common Stock underlying an immediately convertible promissory note held of record by Excel Family Partners, LLLP; and (vi) 1,500,000 shares of Common Stock held of record by Excel Members, LLC, of which Mr. Cassidy is the co-manager with two other people and may be deemed to share voting and investment power with respect to these shares.

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(5)	While Mr. Linss was a named executive officer during our last completed fiscal year ended June 30, 2023, he resigned from all officer positions as of January 10, 2023.

(7)	Consists of 375,000 shares of common stock underlying immediately exercisable options held of record by Mr. Thomas. The options are exercisable any time before April 27, 2024. While Mr. Thomas was a named executive officer during our last completed fiscal year ended June 30, 2023, he resigned from all officer positions as of October 31, 2023.

(8)	Consists of 125,000 shares of common stock underlying immediately exercisable options held of record by Mr. Fidaleo. The options are exercisable any time before November 21, 2025. While Mr. Fidaleo was a named executive officer during our last completed fiscal year ended June 30, 2023, he resigned from all officer positions as of September 15, 2023.

APPROVAL OF THE KEYSTAR CORP. 2023 STOCK PLAN

On December 28, 2021, the Board approved a stock option plan providing for stock grants and options to purchase shares of our Common Stock to be awarded, at the discretion of the Board, to our directors, officers, employees, advisors and contractors as part of our wider approach to hire and retain the services of qualified individuals (the “2021 Stock Plan”). The 2021 Stock Plan was subject to approval of our stockholders within 12 months of the Board’s approval. We did not seek approval of the 2021 Stock Plan from our stockholders on or before December 28, 2022, and no awards of any type were granted under the 2021 Stock Plan.

On April 10, 2023, the Board terminated the 2021 Stock Plan and approved the 2023 Stock Plan for directors, employees and consultants of the Company and any of our present or future subsidiaries which contains the same terms and conditions as the 2021 Stock Plan. The 2023 Stock Plan is also subject to approval of our stockholders within 12 months from the date of the Board’s approval.

Summary of the 2023 Stock Plan

The following is a summary of the material features of the 2023 Stock Plan and is qualified in its entirety by reference to the full text of the 2023 Stock Plan, which is attached as Exhibit A to this Information Statement. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2023 Stock Plan.

The 2023 Stock Plan provides eligible participants with benefits consisting of one or more of the following: Incentive Stock Options (“ISOs”), Nonstatutory Stock Options (“NSOs”) and bonuses in the form of our Common Stock (“Stock Bonuses”). The Board or a committee of directors will administer the 2023 Stock Plan and determine what directors, employees or consultants will receive an award under the 2023 Stock Plan. ISOs, which are intended to be compliant with Section 422 of the Internal Revenue Code, may be awarded only to our employees. NSOs and Stock Bonuses are not subject to Section 422 of the Internal Revenue Code and can be awarded to our employees, directors and consultants.

As with the 2021 Stock Plan, the aggregate number of shares of our authorized but unissued Common Stock that can be awarded under the 2023 Stock Plan is 5,960,000, whether in the form ISOs, NSOs, or Stock Bonuses (or a combination thereof). Awards can be issued under the 2023 Stock Plan for ten years from the date the Board approved the 2023 Stock Plan. ISOs may be exercised during a period no longer than ten years from the date of the award (five years for individuals who own more than 10% of the combined voting power of the Company). NSOs may be exercised for a maximum period of ten years from the date of the award. ISOs and NSOs may not be exercised after the earlier of the following: (a) in the event of termination for cause (as defined by the 2023 Stock Plan): the date of termination; (b) in the event of termination due to death or disability: the earlier of the ISO or NSO’s expiration or one year after the termination due to death or disability; or (c) in the event of termination for any other reason: three months following the date of termination.

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An award of ISOs grants the option holder the right to purchase a certain number of shares of Common Stock during a specified term in the future, after a vesting period and/or specific performance conditions, at an exercise price equal to at least 100% of the Fair Market Value of the Common Stock on the grant date. In addition, to the extent that the aggregate Fair Market Value of Common Stock with respect to which ISOs are exercisable for the first time by any option holder during any calendar year exceeds $100,000, the options or portions thereof which exceed such limit shall be treated as NQOs. ISOs are not transferable (except as specifically provided in the 2023 Stock Plan in the event of the death of the option holder), and may, during his or her lifetime, only be exercised by the option holder. NSOs may, in the sole discretion of the committee, be transferable to family members only.

The Board may at any time amend, suspend or terminate the 2023 Stock Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following: (a) increase the total number of shares that may be issued under the 2023 Stock Plan (except by adjustment in limited instances such as an Acquisition); (b) modify the provisions regarding eligibility for grants of ISOs; (c) modify the provisions regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment in limited instances such as an Acquisition); or (d) extend the expiration date of the 2023 Stock Plan. Furthermore, except in limited instances such as an Acquisition, the Board may not take any action that adversely alters or impairs the rights of a grantee, without his or her consent, under any Stock Right previously granted.

The 2020 Stock Option Plan does not provide for any specific vesting periods. The Board may, at the time of grant of a Stock Right, determine when that Stock Right will become exercisable and any applicable vesting periods, and may determine that that Stock Right will be exercisable in installments. The Stock Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

As of the Record Date, there were 5,960,000 shares of Common Stock reserved for issuance and 2,468,750 Options outstanding under the 2023 Stock Plan.

NEW PLAN BENEFITS UNDER THE 2023 STOCK PLAN

The following awards under the 2023 Stock Plan, which have been approved and granted by the Board, are outstanding as of the Record Date:

KEYSTAR CORP. 2023 STOCK PLAN
Name and Position	Dollar Value ($) (1)	Number of Options
John Linss (2) Chief Executive Officer	$0	0
Mark Thomas (3) Chief Executive Officer	$187,500	375,000
Anthony J. Fidaleo (4) Chief Financial Officer	$62,500	125,000
Current Executive Group	$75,000	150,000
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group (5)	$587,500	1,143,750

(1)	The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. We use the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past. Further information regarding assumptions made in calculating the grant date fair value of options can be found in “Note 11 – Stock Options” to our financial statements included in our annual report for the year ended June 30, 2023.

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(2)	Mr. Linss was appointed our Chief Executive Officer and Principal Executive Officer as of June 14, 2022, our President as of June 15, 2022, and as a Director as of June 28, 2022. Mr. Linss resigned from all officer positions and as a Director and left the Company as of January 10, 2023.

(3)	Mr. Thomas was appointed our Chief Executive Officer, Principal Executive Officer, President, and Chief Technology Officer on January 10, 2023. Prior to accepting the new position, Mr. Thomas was our Chief Product Officer beginning June 15, 2022. Mr. Thomas resigned from all officer positions and left the Company as of October 31, 2023. Mr. Thomas was granted 1,000,000 Options on April 10, 2023. When he left the Company as an employee and became a consultant 375,000 Options had vested. Mr. Thomas’ last date as a consultant was January 27, 2024, therefore he has until April 27, 2024 to exercise the 375,000 Options before they expire.

(4)	Mr. Fidaleo was appointed our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer as of June 15, 2022, and resigned from all officer positions and left the Company as of September 15, 2023. Mr. Fidaleo was granted 250,000 Options on April 10, 2023. When he left the Company 125,000 Options had vested. Pursuant to his Separation Agreement, these Options are exercisable any time before November 21, 2025.

(5)	Does not include 675,000 Options granted to non-employee consultants.

Future awards under the 2023 Stock Plan will be subject to the discretion of the Board and will depend on a variety of factors, including the value of our Common Stock at the time of grant, as well as our and individual performance. Accordingly, it is not possible to determine the future benefits that will be received by eligible participants under the 2023 Stock Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below provides information relating to our equity compensation plans under which our Common Stock is authorized for issuance as of the June 30, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	0	$0	0

Equity compensation plans not approved by security holders(1)	3,250,000	$0.50	2,710,000

Total	3,250,000	$0.50	2,710,000

(1)	Plan was approved by the Board on April 10, 2023 for employees, directors and consultants, and will become effective upon approval of the 2023 Stock Plan by the Majority Stockholders pursuant to the Written Consent and in accordance with the Exchange Act.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid to the following “named executive officers,” which is defined as follows:

(a)	all individuals serving as our principal executive officer (PEO) or acting in a similar capacity during our fiscal year ended June 30, 2023; and
(b)	our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of our fiscal year ended June 30, 2023.

Summary Compensation Table

Name	Title	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Mark Thomas	Chief Executive Officer,	2023	321,725	50,000	-	94,750	513,140	979,615
	Principal Executive Officer and President (1)	2022	11,208	-	-	-	-	11,208
John Linss	Chief Executive Officer,	2023	510,000	425,000	894,000	-	16,298	1,845,298
	Principal Executive Officer, President and Director (2)	2022	20,833	112,000	-	-	2,500	135,333
Anthony J. Fidaleo	Chief Financial Officer, Treasurer,	2023	252,000	-	-	23,688	250	275,938
	Principal Financial Officer and Principal Accounting Officer (3)	2022	10,500	50,000	-	-	-	60,500

(1)	Mr. Thomas was appointed our Chief Executive Officer, Principal Executive Officer, President, and Chief Technology Officer on January 10, 2023. Prior to accepting the new position, Mr. Thomas was our Chief Product Officer beginning June 15, 2022. Mr. Thomas resigned from all officer positions as of October 31, 2023.

(2)	Mr. Linss was appointed our Chief Executive Officer and Principal Executive Officer as of June 14, 2022, our President as of June 15, 2022, and as a Director as of June 28, 2022. Mr. Linss resigned from all officer positions and as a Director as of January 10, 2023.

(3)	Mr. Fidaleo was appointed our Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer as of June 15, 2022, and resigned from all officer positions as of September 15, 2023.

Narrative to Compensation Table

Mark Thomas was the founder and former Chief Executive Officer of ZenSports, Inc. We acquired certain technical assets of Zensports Inc. on August 26, 2022. As part of the cash portion of the purchase price, Mr. Thomas was paid $500,000 as a bonus on behalf of ZenSports Inc., which is included in All Other Compensation for year 2023. Mr. Thomas’ salary for year 2022 represents one-half month of compensation. On April 10, 2023, Mr. Thomas was granted 800,000 incentive stock options and 200,000 non-qualified stock options, together the “options”. The options vested as to 25% of the shares on June 16, 2023 with a fair market value of $94,750. Thereafter, the options further vested as to 1/48th of the shares subject to the option on the 16th day of each month, beginning on July 16, 2023, for a period of 36 months; provided he provided continuous service to us through each such vesting date. Pursuant Mr. Thomas’ offer letter dated January 10, 2023, he received an annual salary of $380,000 and was granted 1,000,000 options to purchase our Common Stock. On February 6 2023, pursuant to a supplemental to the offer letter, Mr. Thomas received additional incentives, including:

●	Within 60 calendar days after the Company has $1,000,000 or more in Gross Gaming Revenue (defined as sports betting handle minus pass through betting wins, plus betting fees), the Board (or its Compensation Committee, if any) will engage at least two executive compensation consultants to provide reports to the Board regarding compensation of Chief Executive Officers of comparable companies. The Board will timely review and consider such reports in determining potential adjustments to your “Annual Salary.” Any adjustments will be at the Board’s sole discretion.

●	In the event that the Company receives a sports betting license (or equivalent) in the State of Tennessee, within 30 days after the issue date, you will receive a cash bonus of $50,000. Mr. Thomas was paid the $50,000 bonus on May 24, 2023.

●	For the next 24 months, in each event that Company receives a sports betting license (or equivalent) in a new jurisdiction (other than the State of Tennessee), within 30 days after the issue date, you will receive a cash bonus in an amount equal to the lesser of (a) $100,000, or (b) the product of 0.01% multiplied by the subject jurisdiction’s trailing 12-month sports betting handle (using the most recent 12 months reported by Legal Sports Report (“LSR”) which currently posts such data at www.legalsportsreport.com/sports-betting/revenue/). After the 24-month period, the Board (or its Compensation Committee, if any) will review and consider an extension or adjustment to this bonus structure. Any extensions or adjustments will be at the Board’s sole discretion.

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●	If the net loss of Company for its 2022-2023 fiscal year, as determined by Company’s Chief Financial Officer, is less than $6,197,719 (the “Benchmark”), you will be eligible for a cash bonus in an amount equal to 8% of the difference of the actual net loss minus the Benchmark. The cash bonus will be due within 30 days after the determination of the 2022-2023 fiscal year net loss.

John Linss received an annual salary of $500,000 pursuant to the terms of his Employment Agreement he entered into with us on June 14, 2022 (the “Employment Agreement”). The $20,833 of salary in year 2022 represents one-half of a month’s salary. Pursuant to the Employment Agreement: (1) Mr. Linss received a signing bonus of $112,000 (including employer payroll taxes), payable within 30 days of execution of the Employment Agreement; (2) within 60 days of execution of the Employment Agreement he was to receive a purchase agreement for the purchase of 2,980,000 shares of our Common Stock for a total purchase price of $2,980,000, with the full purchase price to be paid through a non-recourse secured promissory note (prior to entering into the purchase agreement or note, the Employment Agreement was amended; see discussion on the amendment below); and (3) if we did not provide medical health benefits at any time during the three-year term of the Employment Agreement, in addition to the base salary, Mr. Linss was entitled to $2,500 a month for private health insurance. Mr. Linss was paid his bonus on July 15, 2022 and was reimbursed $2,500 for medical health benefits for June 2022 as set forth in the above table. We obtained medical health insurance for our employees effective July 1, 2022. On August 16, 2022, we entered into an amendment to the Employment Agreement. Pursuant to the amendment:

●	Section 3(b) of the Employment Agreement relating to a stock purchase agreement to purchase and finance 2,980,000 shares of our Common Stock was deleted and replaced with a grant of 2,980,000 restricted shares of our Series C Preferred Stock (the “Restricted Shares”) pursuant to a Restricted Stock Award Agreement dated August 16, 2022 (the “Award Agreement”). Under the Award Agreement, the Restricted Shares were subject to a repurchase option by us until the shares vest. Provided Mr. Linss remained in continuous service with us or an affiliate, whether as an employee, consultant or member of our board of directors, through the vesting date, the Restricted Shares were to vest upon the earlier of: (a) August 16, 2025; and (b) the occurrence of: (1) our Common Stock is listed for public trading on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American (an “Uplisting”); (2) a (i) sale of all or substantially all of our assets other than to an affiliated entity; (ii) merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an affiliated entity; or (iii) consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who did not before such transaction, or series of transactions, own more than 50% of our then outstanding voting securities becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of our then outstanding voting securities; (3) the termination of Mr. Linss’ continuous service on account of death or disability; (4) an involuntary termination of employment by us other than for cause; or (5) Mr. Linss’ voluntary termination of employment for good reason.

●	Section 3(c) of the Employment Agreement relating to an annual bonus was amended to add that provided Mr. Linss is employed by us as of December 31, 2022, his annual bonus will be an amount no less than $425,000, which will be paid by January 31, 2023.

●	Section 3(f) of the Employment Agreement relating to payment of a bonus upon an Uplisting was amended to reduce the bonus amount to be paid upon an Uplisting from $1,700,000 to $300,000.

As part of Mr. Linss’ separation agreement, he received six months’ severance totaling $250,000, $10,000 one-time severance payment and $2,500 per month in health insurance reimbursement. The severance payments are included in salary and the health insurance payments are included in All Other Compensation in year 2023. On February 27, 2023, we entered into a Stock Redemption and Purchase Agreement with Mr. Linss and his wholly owned entity Corespeed, LLC for the purchase of Series C Convertible Preferred Stock owned by Corespeed, LLC. We paid $300,000 at the closing and entered into a promissory note for the remaining $1,700,000 of the purchase price. The note bears interest at a rate of 5% per annum, and requires the following payments: (i) no less than $850,000.00, in aggregate, of one or more payments is due by the 12-month anniversary of the note; and (ii) a balloon payment for the balance of the note is due by the earlier of the 24-month anniversary of the note or five days after our Common Stock is listed for public trading on either the Nasdaq Stock Market or the New York Stock Exchange (“Uplisting”). On February 23, 2024, the Company and Linss entered into a First Amendment to Promissory Note dated February 19, 2024 (the “Note Amendment”) which amended the repayment terms of the note. Pursuant to the Note Amendment, the note will be repaid as follows: (i) $425,000.00 of the indebtedness will be paid on or before February 27, 2024 (which it was); (ii) commencing on April 1, 2024, and continuing on the first day of each calendar month thereafter, equal monthly payments of principal and interest (based on a two (2) year amortization) in the amount of $59,665.09 shall be due and payable; and (iii) the balance of the indebtedness will be paid on the earliest of: (a) April 1, 2026; (b) upon the occurrence of an Uplisting, the fifth day after the occurrence of the Uplisting; or (c) upon the occurrence of a change of control, the fifth day after the occurrence of the change of control..

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Anthony J. Fidaleo received an annual salary of $252,000 pursuant to the terms of an offer letter he entered into with us on June 15, 2022. The $10,500 of salary in year 2022 represents one-half of a month’s salary. The offer letter also stated that he was entitled to a signing bonus of $50,000 (excluding employer payroll taxes), which was paid on July 15, 2022. On April 10, 2023, Mr. Fidaleo was granted 250,000 incentive stock options. The options vested as to 25% of the shares on June 16, 2023 with a fair market value of $23,688. Thereafter, the options further vested as to 1/48th of the shares subject to the option on the 16th day of each month, beginning on July 16, 2023, for a period of 36 months; provided he provided continuous service to us through each such vesting date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding all outstanding equity awards held by our named executive officers as of June 30, 2023.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark Thomas	250,000	750,000	0.50	06/15/32
John Linss	-	-	-	-
Anthony J. Fidaleo	62,500	187,500	0.50	06/15/32-

Director Compensation

We have not compensated our directors for service on the Board or reimbursed for expenses incurred for attendance at meetings of the Board for the year ended June 30, 2023. We do not have any agreements for compensating our directors for their services in their capacity as directors. The Board may, however, in the future determine to pay directors’ fees and reimburse directors for expenses related to their activities as such.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. We will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to KeyStar Corp., 78 SW 7th Street, Suite 500, Miami, FL 33130.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer we mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

The entire cost of furnishing this Information Statement will be borne by us. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

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FORWARD-LOOKING INFORMATION

This Information Statement contains statements not purely historical and which may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, future plans and strategies, anticipated events or trends concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions. This Information Statement contains, among others, forward-looking statements based upon current expectations that involve numerous risks and uncertainties, including those described in our Annual Report and in our other public filings.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties and that actual results may differ materially from those possible results discussed in the forward-looking statements as a result of various factors.

Do not place undue reliance on such forward-looking statements as they speak only as of the date they are made. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, with the SEC. These reports and other information filed by the Company are available free of charge through the SEC’s website at www.sec.gov. They are also available through our website at https://newsroom.loop.tv/. Information available on or accessible through our website is not incorporated by reference into this Information Statement.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Stockholders are not entitled to dissenter’s rights of appraisal with respect to the Corporate Action under the Nevada Revised Statutes, our Articles of Incorporation, or our Bylaws.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above Corporate Action. Your consent to the above Corporate Action is not required and is not being solicited in connection with this Corporate Action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE MATERIAL CONTAINED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Bruce A. Cassidy
Bruce A. Cassidy
Chairman and Chief Executive Officer

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EXHIBIT A

KEYSTAR CORP.

2023 STOCK PLAN

1. Purpose. This KEYSTAR CORP. 2023 Stock Plan (the “Plan”) is intended to provide incentives:

(a) to employees of KEYSTAR CORP. (the “Company”), its parent (if any), or any of its present or future subsidiaries (each a “Related Corporation” and collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b) to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock of the Company pursuant to options granted hereunder that do not qualify as ISOs (“Nonstatutory Stock Options” or “NSOs”); and

(c) to employees, directors and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock of the Company (“Stock Bonuses”).

Both ISOs and NSOs are referred to hereafter as “Options”, and Options, and Stock Bonuses are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.

2. Administration of the Plan.

(a) The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”), or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable federal and state laws and regulations (collectively, the “Applicable Laws”). Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b) Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to:

(i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs and Stock Bonuses) to whom NSOs, and Stock Bonuses may be granted;

(ii) determine the time or times at which Options or Stock Bonuses may be granted (which may be based on performance criteria);

(iii) determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, and to determine the form of consideration to be paid to the Company for exercise of such Option;

(v) determine whether each Option granted shall be an ISO or NSO;

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(vi) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and Stock Bonuses and the nature of such restrictions, if any;

(viii) approve forms of agreement for use under the Plan;

(ix) determine the Fair Market Value (as defined in Section 6(d) below) of a Stock Right or the Common Stock underlying a Stock Right,

(x) accelerate vesting of any Stock Right or waive any forfeiture restrictions, or waive any other limitation or restriction with respect to a Stock Right;

(xi) reduce the exercise price of any Stock Right if the Fair Market Value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii) institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii) modify or amend each Stock Right, including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xiv) construe and interpret the Plan and Stock Rights granted hereunder;

(xv) prescribe and rescind rules and regulations relating to the Plan;

(xvi) to approve addenda pursuant to Section 24 below or to grant Stock Rights to, or to modify the terms of, any outstanding agreement related to any Stock Right held by grantees who are foreign nationals or employed outside of the United States with such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

(xvii) make all other determinations necessary or advisable for the administration of the Plan.

The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c) The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee.

(d) All references in this Plan to the Committee shall mean the Board if no Committee has been appointed

(e) Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”). As used in this Plan, “Rule 16b-3” means and refers to Rule 16b-3 promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act, as such rule may be amended, and includes any successor provisions thereto.

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3. Eligible Employees and Others.

(a) Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs and Stock Bonuses may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him, her, or it from, participation in any other grant of Stock Rights.

(b) Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3) and guidance thereunder, as interpreted from time to time.

4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the common stock of the Company, par value $.00001 per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 5,960,000 shares of Common Stock, which is the maximum number of shares that may be issued as ISOs under this Plan, subject to adjustment as provided herein Any such shares may be issued as ISOs, NSOs or Stock Bonuses, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan; provided, shares of Common Stock which are withheld to pay the exercise price of an Option and/or any related tax withholding obligations shall not be available for issuance under the Plan.

5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts.

6. Minimum Price; ISO Limitations.

(a) The price per share specified in the agreement relating to each NSO or Stock Bonus granted under the Plan shall be established by the Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights; provided the price per share specified in the agreement relating to each NSO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant.

(b) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of the grant.

(c) To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000 (or such higher value as permitted under Code Section 422 at the time of determination) such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

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(d) As used herein, “Fair Market Value” means, as of any date:

(i) if the Common Stock is then traded on a national securities exchange, the closing sale price for such stock (or the closing bid, if no sales were reported as quoted on such exchange or market) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported);

(ii) if the Common Stock is regularly quoted on an automated quotation system but not reported on a national securities exchange, the closing sale price or average of bid prices last quoted on that date by an established quotation service on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), or

(iii) in the absence of an established market for the Common Stock, the fair market value as of the date of determination as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to the recipients of Stock Rights under the Plan.

7. Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than:

(a) 10 years from the date of grant in the case of NSOs;

(b) 10 years from the date of grant in the case of ISOs generally; and

(c) 5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 18.

8. Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a) the Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify;

(b) once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee;

(c) each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable;

(d) the Committee shall have the right to accelerate the date of exercise of any installment of any Option, irrespective of whether such acceleration would cause the Option to exceed the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c),

(e) the Committee may, but need not, include a provision in an agreement evidencing an Option whereby the grantee may elect at any time during his/her Continuous Service to exercise any part or all of the Option prior to its vesting, and in such case any shares received pursuant to such exercise of the unvested portion of the Option will be subject to a repurchase right in favor of the Company or to any other restriction the Company determines to be appropriate.

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9. Effect of Termination of Continuous Service. If a grantee’s Continuous Service (as defined below) to the Company and all Related Corporations ends for any reason other than (i) by reason of death or Disability as defined in Section 10, or (ii) by reason of a termination for “Cause” as defined in this Section 9, then unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination, for a period of three (3) months after the termination of Continuous Service. In the event of a termination for Cause (as defined below), the right of a grantee to exercise a Stock Right shall terminate as of the date of termination and those Stock Rights shall be forfeited.

(a) As used herein, the term “Continuous Service” means the provision of services to the Company or a Related Corporation in any capacity of employee, director or consultant that is not interrupted or terminated. A grantee’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the grantee provides services ceasing to be a Related Corporation. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence (as described below), (ii) transfers among the Company, any Related Corporation, or any successor in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Corporation in any capacity of employee, director or consultant (provided, however that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code). ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

(b) An approved leave of absence for purposes of determining Continuous Service will include any bona fide leave of absence (such as those attributable to illness, military obligations or other authorized personal leave) provided that the period of such leave does not exceed six (6) months, or if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract.

(c) For purposes of this Plan, and unless otherwise defined in the instrument granting a Stock Right, “Cause” means:

(i) if a grantee has a then-effective employment agreement, consulting agreement, service agreement or other similar agreement with the Company or any Related Corporation that defines “Cause” or a like term, the meaning set forth in such agreement at the time of the grantee’s termination of Continuous Service; or

(ii) in the absence of such an agreement or definition, the termination of a grantee’s Continuous Service for any of the following reasons, as determined by the Committee: (A) the grantee’s breach of any fiduciary duty to the Company or any Related Corporation; (B) the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days; (C) the grantee’s willful misconduct, fraud, embezzlement, or acts of dishonesty relating to the Company or any Related Corporation; (D) the grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Corporation, as determined under such agreement; (E) the grantee’s commission of a crime involving fraud, embezzlement, theft, or other act constituting a felony; or (F) a grantee who is an employee or a consultant and who engages in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Corporation policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Corporation.

(d) NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.

10. Death; Disability.

(a) If a grantee’s Continuous Service ends by reason of death, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death.

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(b) If a grantee’s Continuous Service ends by reason of Disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until unless otherwise specified in the instrument granting such Stock Right, until the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of Disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan For the purposes of the Plan, the term “Disability” means a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(c) The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Committee, in an instrument granting a Stock Right that is not an ISO.

11. Transferability and Assignability of Stock Rights.

(a) Except for ISOs, which are governed by Section 11(b) below, no Stock Right is transferable by the grantee except (i) upon the approval of the Committee, to the grantee’s family members, or (ii) by will or by the laws of descent and distribution. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 11(a) shall be hereinafter referred to as a “Permitted Transferee.” A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the instrument evidencing such Stock Right and this Plan, by the execution by the grantee and the transferee of an assignment in writing in such form approved by the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee

(b) No ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.

12. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options or otherwise. If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated pursuant to the Code by the United States Department of the Treasury (the “Treasury Regulations”), to ensure that such Option is not treated as an ISO, provided however that in granting any NSO, the Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

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(a) Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the number and class of shares of Common Stock or other stock or securities: (x) available for future grants of Stock Rights under Section 4 above and (y) covered by each outstanding Stock Right, (ii) the exercise price per share of each such outstanding Option, and (iii) any repurchase price per share applicable to shares issued pursuant to any Stock Right, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of Common Stock or subdivision of Common Stock. In the event of any increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to Common Stock payable in a form other than Common Stock in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Committee shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of capital stock or securities: (x) available for future grants of Stock Rights under Section 4 above and (y) covered by each outstanding Stock Right, (ii) the exercise price per share of each outstanding Option and (iii) any repurchase price per share applicable to the capital stock issued pursuant to any Stock Right, and any such adjustment by the Committee shall be made in the Committee’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to a Stock Right. If, by reason of a transaction described in this Section 13(a) or an adjustment pursuant to this Section 13(a), an agreement governing a grantee’s Stock Right covers additional or different shares of stock or securities, then such additional or different shares, and the Stock Right agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Stock Right prior to such adjustment.

(b) If the Company undergoes an Acquisition (as defined below), unless otherwise provided by the Committee, in its sole discretion, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. For Stock Rights that are so assumed or substituted, in the event of a termination of grantee’s Continuous Service by the Company or its successor other than for Cause or by a grantee who is an employee for Good Reason (as defined below), in either case within sixty (60) days prior to or one hundred eighty (180) days after an Acquisition, all Stock Rights held by such grantee shall become vested and immediately and fully exercisable and all forfeiture restrictions shall be waived. If the Committee or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Committee in its sole discretion, (i) Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived, and (ii) all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary herein. In the event such Stock Rights are so fully vested and become immediately exercisable, the Committee may elect in its discretion in lieu of requiring the exercise of any Stock Rights prior to termination, to cancel outstanding Stock Rights in exchange for cash payments for each outstanding Stock Right equal to the product of (x) the positive difference, if any, of (i) the price per share of Common Stock being paid in connection with the Acquisition less (ii) the applicable purchase or exercise price per share of Common Stock for such Stock Right and (y) the number of shares of Common Stock subject to such Stock Right Any such cash payments shall be paid to the holders of Stock Rights within thirty (30) days after the closing of the Acquisition (subject to any escrow or other holdback periods and related reductions in amounts otherwise so payable applicable to all holders of Common Stock) and shall be subject to any applicable tax withholding requirements. For purposes of this Section 13(b), a termination for “Good Reason” means the resignation of an employee within thirty (30) days after the following actions occurring without such employee’s express written consent, provided that the employee provides the Company with written notice of such action and a period of not less than fifteen (15) days in which to cure such action: (i) the Company assigns duties which are materially inconsistent with the employee’s position, duties and status; (ii) any action by the Company which results in a material diminution in the position, duties or status of the employee; (iii) any transfer or proposed transfer of the employee for an extended period to a location more than thirty-five miles away from such employee’s principal place of employment, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to the employee; or (iv) the Company materially reduces the base annual salary of the employee, as the same may be increased from time to time

(c) As used in this Plan, “Acquisition” means:

(i) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity (as defined below);

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(ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, other than to an Excluded Entity, or

(iii) acquisition in a single transaction or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of outstanding securities possessing all of the total combined voting power of the Company’s outstanding securities; provided, however, that the Committee shall determine under this clause (iii) whether multiple transactions are related, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, a transaction shall not constitute an “Acquisition” if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Board. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

(d) In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

(e) In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(f) Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to a Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

(g) No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the Fair Market Value of such fractional shares, as determined in the sole discretion of the Committee.

(h) Upon the happening of any of the foregoing events described in subsections (a), (b) or (d) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

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14. Means of Exercising Stock Rights.

(a) Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows: (i) in United States dollars in cash or by check, (ii) at the discretion of the Committee, through the delivery of already-owned shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right and, in the case of such already-owned shares of Common Stock, having been owned by the participant for more than six months from the date of surrender, (iii) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (iv) at the discretion of the Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a Fair Market Value on the date of exercise equal to the aggregate price of the Stock Right, (v) at the discretion of the Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale, or (vi) at the discretion of the Committee, by any combination of (i), (ii), (iii), (iv) and (v) or such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws and the Plan. If the Committee exercises its discretion to permit payment of the exercise price of a Stock Right by means of the methods set forth in clauses (ii), (iii) (iv), (v) or (vi) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Stock Right. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) The Company shall not be required to issue or deliver any shares of Common Stock upon the exercise of any Stock Right granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions to the satisfaction of the Committee:

(i) the admission of such shares to listing on all stock exchanges on which the Common Stock is listed, if any;

(ii) the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body, or the determination by the Company, with the advice of legal counsel, that exemptions are available from such registration and qualification;

(iii) the representation, in form acceptable to the Committee, at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws;

(iv) the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable;

(v) if required by the Committee in its discretion, the grantee’s execution of a joinder agreement (in form acceptable to the Committee) such that the grantee becomes a party to any stockholders agreement, investor rights agreement, or similar agreement as may be entered into from time to time by and among the Company and the holders of the Company’s stock; and

(vi) the lapse of such reasonable period of time following the exercise of the Stock Right as the Committee from time to time may establish for reasons of administrative convenience.

(c) Stock certificates issued and delivered to grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

(d) As an alternative to issuance of stock certificates, subject to any applicable rules or regulations, the Company may deliver to the grantee evidence of book entry shares credited to the account of the grantee.

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(e) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary for the lawful issuance and sale of any Common Stock pursuant to Stock Rights shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its commercially reasonable efforts to obtain all such approvals.

15. Surrender of Stock Rights for Cash or Stock. The Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by an optionee or grantee of a Stock Right granted to him under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the shares of Common Stock under the instrument granting the Option and the Fair Market Value of the shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at Fair Market Value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Committee shall determine. The surrender shall be permitted only if the Committee determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under Section 8 on the date of surrender. In no event shall an optionee or grantee surrender his Stock Right under this Section if the Fair Market Value of the shares on the date of such surrender is less than the purchase price payable for the shares of Common Stock subject to the Stock Right. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.

16. Effective Date and Term of Plan. The Plan shall become effective at such time as it has been adopted by the Board (the “Effective Date”). The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. Any ISO awarded or exercised before stockholder approval is obtained shall be subject to automatic conversion into an NSO, without the consent of the grantee if such stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board.

17. Amendment, Suspension, or Termination of Plan.

(a) The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii) modify the provisions of Section 3 regarding eligibility for grants of ISOs;

(iii) modify the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to Section 13); or

(iv) extend the expiration date of the Plan.

(b) Except as provided in Section 13(b) and this Section 17, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

18. Conversion of ISOs into NSOs; Termination of ISOs. The Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, extending the exercise period of the Options, reducing the exercise price of the Options, or otherwise modifying the Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of such optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination

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19. Withholding of Taxes.

(a) As a condition of the grant, vesting, and/or exercise of any Stock Right under the Plan, the Company may require the grantee (or other person holding or exercising such rights pursuant to the Plan and award agreement) to pay to the Company (or otherwise provide for the full satisfaction of) an amount equal to the U.S. federal, state, local, or foreign tax withholding obligation of the Company or any other required deduction or payments that may arise in connection with an award made pursuant to the Plan. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations have been satisfied.

(b) At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total obligation described in Section 19(a) above by tendering already-owned shares of Common Stock or by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated amount of such obligation , provided that no more shares may be withheld than are necessary to satisfy the holder’s actual obligation with respect to the grant, vesting, or exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of the grant, vesting, and/or exercise of any Stock Right by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the obligation is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock within either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21. Section 409A. To the maximum extent possible, it is intended that the Plan and all awards made hereunder are, and shall be, exempt from or otherwise comply with the requirements of Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect (collectively, “Section 409A”), and that the Plan and all award agreements made hereunder shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the consequences Section 409A(a)(1) of the Code. In the event that any (i) provision of the Plan or an award agreement hereunder, (ii) award, payment, or transaction hereunder, or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not be exempt from or comply with the applicable requirements of Section 409A, the Committee shall have the authority to take such actions and to make such changes to the Plan or an award agreement as the Committee deems necessary to comply with such requirements and/or preserve the intended tax treatment of the benefits provided with respect to any affected award, without the consent of any grantee No payment that constitutes deferred compensation under Section 409A that would otherwise be made under the Plan or an award agreement upon a termination of Continuous Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a grantee by Section 409A or any damages for failing to comply with Section 409A.

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22. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Nevada. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

23. Lock-up Agreement. Each recipient of securities pursuant to the Plan agrees that such recipient will not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on SEC Form S-1 or Form S-3 and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the Company’s first firm commitment underwritten offering of its equity securities under the Securities Act (the “IPO”), or ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 23 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the grantee or the immediate family of the grantee, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall only be applicable to the recipients if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning greater than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock of the Company). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 23 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each recipient of securities hereunder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 23 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all recipients of securities hereunder subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each recipient of securities hereunder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period Notwithstanding the foregoing, if (i) during the last seventeen (17) days of the one hundred eighty (180)-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the one hundred eighty (180)-day restricted period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the one hundred eighty (180)-day period, the restrictions imposed by this Section 23 shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

24. Addenda. The Committee may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Stock Rights to grantees, which Stock Rights may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

The undersigned, as the Secretary of the Company, confirms that the above KEYSTAR CORP. 2023 Stock Plan was approved and adopted by the Board on April 10, 2023.

/s/ Bruce A. Cassidy
Bruce A. Cassidy, Secretary

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